UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2024

EnerSys
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2366 Bernville Road, Reading, Pennsylvania 19605
(Address of principal executive offices, including zip code)
(610) 208-1991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ENS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2024, EnerSys Advanced Systems Inc., a Delaware corporation (the “Buyer”) and a wholly-owned subsidiary of EnerSys, a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with Michael Brenna 2015 Irrevocable Trust Dated 08/17/15, the Trust U/A Third (E) of the Leo. A. Brenna Revocable Trust Dated 02/07/2014 GST Exempt Trust F/B/O Michael Brenna, and the Trust U/A Third (E) of the Leo. A. Brenna Revocable Trust Dated 02/07/2014 Non GST Exempt Trust F/B/O Michael Brenna (each, a “Seller” and collectively, “Sellers”) and Barbara Dworkin, as Sellers’ representative. Pursuant to the terms of the Agreement, the Buyer will acquire 100% of the equity interests of Bren-Tronics, Inc., a New York corporation and a leader in the design, manufacturing, and marketing of advanced portable power solutions (the “Acquired Company”) from the Sellers, including both plots of real estate held by a related party (such stock and asset acquisitions being collectively, the “Transaction”).

Under the terms of the Agreement, the Transaction is valued at approximately $208 million, subject to adjustments as set forth in the Agreement. The Transaction will be fully funded with the Company’s available cash on hand and the Company will not require external financing to fund this Transaction.

The Transaction is subject to certain closing conditions, including the receipt of governmental regulatory approvals and the proper conveyance of all required closing deliverables. The Transaction is expected to close in the next thirty (30) to sixty (60) days, subject to the satisfaction of customary closing conditions.

The Company believes that this acquisition represents a unique opportunity to expand its position as a leading energy storage innovator in the aerospace and defense industry with the combined sales, research and development, engineering, and manufacturing capabilities.

The Agreement has been filed to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Buyer, the Sellers, the Acquired Company or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by each of the parties to the Agreement. These representations and warranties were made solely for the benefit of the other party to the Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Buyer or the Acquired Company.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Forward-looking Statements

This filing contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements may include financial and other projections as well as statements regarding the Company's future plans, objectives, performance, revenues, growth, profits, operating expenses or the Company's underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this filing are cautioned that such statements are only predictions, and that the Company's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and our business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in the Company's reports filed with the U.S. Securities and Exchange Commission (the “SEC”), such factors include, among others, that required regulatory, stockholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that prior to the completion of the Transaction or thereafter, the Company's or the Acquired Company's respective businesses may not perform as expected due to Transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; reputational risks and the reaction of the companies' customers to the Transaction; diversion of management time on acquisition-related issues; the integration of acquired business with the Company may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Company does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the SEC, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

Item 7.01 Regulation FD Disclosure.

On May 2, 2024, the Company issued a press release announcing the execution of the Agreement, which is attached as Exhibit 99.1 hereto.

The information under Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

2.1*	Stock Purchase Agreement, by and among EnerSys Advanced Systems Inc., the Sellers named therein and Barbara Dworkin, as Sellers’ representative, dated May 2, 2024
99.1	Press Release, EnerSys to Acquire Bren-Tronics, dated May 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Certain schedules and exhibits to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: May 2, 2024	By:	/s/ Andrea J. Funk
Andrea J. Funk
Chief Financial Officer